Exhibit 4.1

[LEGEND] NUMBER	[LEGEND] SHARES

CARE INVESTMENT TRUST INC.

INCORPORATED UNDER THE LAWS OF MARYLAND

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

CARE INVESTMENT TRUST INC.

(the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation’s Charter and Bylaws, and amendments thereto.

CERTIFICATE OF STOCK

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

CARE INVESTMENT TRUST INC.
CORPORATE SEAL OF MARYLAND	CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR
CHIEF FINANCIAL OFFICER, TREASURER, AND SECRETARY

BY:
AUTHORIZED SIGNATURE

IMPORTANT NOTICE

RESTRICTION ON OWNERSHIP AND TRANSFER

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 2-211(B) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CHARTER OF THE CORPORATION. A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

THE CHARTER OF THE CORPORATION PROVIDES THAT THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE, AMONG OTHERS, OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE CORPORATION WILL FURNISH A FULL STATEMENT ABOUT THESE RESTRICTIONS ON TRANSFERABILITY AND OWNERSHIP TO EACH STOCKHOLDER ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH INFORMATION MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT—_______ Custodian_______
TEN ENT	— as tenants by the entireties	(Cust) (Minor)
JT TEN	— as joint tenants with right	under Uniform Gifts to Minors
	of survivorship and not as tenants in common	Act______________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Common Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated___________________________

NOTICE:	THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.